                                                        NATIONAL TAX-EXEMPT FUND
                                                       MINNESOTA TAX-EXEMPT FUND


[LOGO]
                                   TAX-EXEMPT
                                  INCOME FUNDS

CONTENTS

NATIONAL TAX-EXEMPT FUND

Letter to Shareholders . . . . . . . . . . . . . 2
Financial Statements and Notes . . . . . . . . . 7
Investments in Securities. . . . . . . . . . . .16
Independent Auditors' Report . . . . . . . . . .21
Federal Tax Information  . . . . . . . . . . . .22
Directors and Officers . . . . . . . . . . . . .23
Shareholder Services . . . . . . . . . . . . . .24
Glossary . . . . . . . . . . . . . . . . . . . .25


MINNESOTA TAX-EXEMPT FUND

Letter to Shareholders . . . . . . . . . . . . . 4
Financial Statements and Notes . . . . . . . . . 7
Investments in Securities. . . . . . . . . . . .18
Independent Auditors' Report . . . . . . . . . .21
Federal Tax Information  . . . . . . . . . . . .22
Directors and Officers . . . . . . . . . . . . .23
Shareholder Services . . . . . . . . . . . . . .24
Glossary . . . . . . . . . . . . . . . . . . . .25

This report is intended for shareholders of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

Income from National Tax-Exempt Fund is largely free from federal taxes but may be subject to state or local taxes. A portion of the fund's income may be subject to the alternative minimum tax.

Income from Minnesota Tax-Exempt Fund is largely free from federal and state taxes. A portion of the fund's income may be subject to local taxes or federal or state alternative minimum tax.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


[LOGO]


INTERNATIONAL GROWTH FUNDS

Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS

Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS

Growth and Income Fund
Balanced Fund


INCOME FUNDS

Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund


TAX-EXEMPT INCOME FUNDS

National Tax-Exempt Fund                To counteract the impact of taxes on
Minnesota Tax-Exempt Fund               total investment return, many investors
                                        find a tax-exempt fund often provides
                                        more spendable income.

CASH MANAGEMENT FUNDS*

Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your lifelong goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778.

[PHOTO]
WILLIAM H. ELLIS
President
Piper Capital Management


PRESIDENT'S LETTER

November 14, 1996

DEAR SHAREHOLDERS:

Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've recently made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

     We've restructured our fund family to offer you a broader range of mutual funds - from small company to emerging markets. We've renamed certain funds so it's easier to identify how they invest. Take a look at the names, and you'll see what I mean.

     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. When calling our toll-free number, you'll now have the option to listen to our portfolio managers talk about their current investment strategies and market outlook. Find out the many ways to reach us, including our toll-free number, on the back page of this report.

     Take a close look at the annual report in your hand. You'll see that the format is simpler and more inviting. The report has less jargon and is easier to read. We've even added a glossary of terms at the back of the book to help you better understand commonly used financial terms. Whenever you see this symbol (***), it indicates a term that is defined in the glossary. In addition, we've developed more literature that clearly spells out each fund's investment process with succinct content that you can easily grasp. Flip to the back page for more information on how to order literature.

     You'll hear the word "team" more often when we talk about our portfolio managers. We've reorganized our investment management group so managers interact more frequently, sharing their best ideas to improve the investment capabilities of Piper Capital.

     There is one thing that hasn't changed at Piper Capital, and that's the value we place on your Investment Executive. He or she plays an integral part in helping you build your wealth. Rely on your Piper Jaffray Investment Executive to give you the support and guidance that you need in working toward your financial goals.

     The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can.

Thank you for your investment.

Sincerely,


/s/ William H. Ellis

William H. Ellis


                 1  1996 Annual Report - Tax-Exempt Income Funds

[PHOTO]
RONALD REUSS
shares responsibility for the management of National Tax-Exempt Fund. He has 27 years of financial experience.


NATIONAL TAX-EXEMPT FUND

November 14, 1996

DEAR SHAREHOLDERS:

NATIONAL TAX-EXEMPT FUND ACHIEVED A 6.42%* TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996. This return included reinvested distributions, but not the fund's sales charge. The fund's return compared favorably to the Lipper General Municipal Bond Funds Average+ return of 5.61% and the Lehman Brothers Municipal Bond Index** return of 6.04% for the same one-year period. A good environment for municipal bonds provided a positive backdrop for the fund during the year. Municipals have been outperforming taxable bonds for the past several quarters, largely due to subsiding fears of tax reform and the proposed flat tax, which would have had a negative effect on tax-free bonds. This, combined with a reduced supply of new issues and favorable after-tax yields, allowed municipal bonds to perform relatively well in a time of economic uncertainty. We'll review other factors that contributed to the fund's positive performance below.

THE FUND'S AGGRESSIVE EFFECTIVE DURATION(***) POSITION BENEFITED PERFORMANCE DURING A TIME OF FALLING INTEREST RATES IN LATE 1995, BUT IT HAD A NEGATIVE EFFECT IN EARLY 1996. Longer duration can lead to more net asset value volatility, but it can also mean more income, and that extra income helped this fund during the year. For much of the reporting period, we kept the fund's duration at a more aggressive level than that of the Lehman benchmark.(***) Later, as economic uncertainty resulted in interest rates fluctuating within a relatively narrow range, we took steps to shorten the duration to its current position, which is close to that of the index.

INCOME FROM INVERSE FLOATING RATE MUNICIPAL SECURITIES(***) HELPED THE FUND DURING THE FISCAL YEAR. As of September 30, 1996, the fund's position in inverse floaters was about 10% of total assets, an increase of about 6% since the last time we reported to you. Inverse floaters' coupons(***) have an inverse


FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*

Growth of $10,000 Invested Since Inception

[GRAPH]

** AN UNMANAGED INDEX THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES, MEASURING PERFORMANCE FOR THE INVESTMENT-GRADE MUNICIPAL BOND MARKET.

+ THE AVERAGE TOTAL RETURN OF SIMILAR FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.


Average Annualized Total Returns
Includes 4% maximum sales charge.

One Year . . . . . . . . . . .2.16%
Five Years . . . . . . . . . .6.17%
Since Inception (7/11/88). . .7.11%

DURING SOME PERIODS, PIPER CAPITAL WAIVED OR PAID FUND EXPENSES AND/OR PIPER JAFFRAY, THE FUND'S DISTRIBUTOR, VOLUNTARILY LIMITED 12b-1 FEES FOR THE FUND. HAD THESE FEES AND EXPENSES NOT BEEN WAIVED, RETURNS WOULD HAVE BEEN 2.07% ONE YEAR, 6.05% FIVE YEARS AND 6.83% SINCE INCEPTION.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

ALL FUND AND BENCHMARK RETURNS INCLUDE REINVESTED DISTRIBUTIONS.

                 2  1996 Annual Report - Tax-Exempt Income Funds

DOUGLAS WHITE, CFA
shares responsibility for the management of National Tax-Exempt Fund. He has 13 years of financial experience.


NATIONAL TAX-EXEMPT FUND  (continued)


relationship with market interest rates. They tend to exhibit more price volatility; however, they also have provided more income than traditional municipal bonds. When interest rates fell late in 1995, the value of these inverse floaters and their coupons increased. Conversely, when rates rose in early 1996, these securities dropped in value and their coupons fell somewhat. As rates fluctuated during the year, the price volatility of these securities hasn't had a significant impact on the fund; however, the extra income they've produced has helped its performance.

IN JULY, THE FUND BENEFITED FROM STANDARD & POOR'S UPGRADE OF CALIFORNIA GENERAL OBLIGATION BONDS FROM A TO A+. The fund has a 5% position in these bonds, the result of a purchase we made earlier in the year when we recognized signs of renewed strength in that state's economy. During the reporting period, the fund's geographic focus continued to be on the Central United States, with secondary emphasis on the West and Southwest. These regions are attractive for many reasons, including positive economic environments, an attractive supply of bond issues and bonds with rates that are good values for the fund. (See the chart below for the fund's composition by state.) We will continue to look for opportunities to invest in regions that offer bonds appropriate for this fund's objective.(***)

IN THE COMING MONTHS, WE ANTICIPATE STABLE, AND POSSIBLY LOWER, INTEREST RATES. WE BELIEVE THE FUND IS PREPARED TO BENEFIT FROM THAT TYPE OF ENVIRONMENT. We've positioned the fund's call protection(***) at about 10 years, which will allow it to maintain a relatively high income stream if rates fall. Also, as always, we will focus on credit analysis of the municipal bonds the fund purchases. The federal government has passed more financial responsibility to state and local entities, and we will be watching for any resulting improvements or downgrades in bond ratings. This will be critical for any municipal bond fund, and we will continue to apply our proprietary credit analysis to all of the fund's holdings.

Thank you for investing in National Tax-Exempt Fund. We are dedicated to serving your financial needs and look forward to helping you reach your goals.

Sincerely,


/s/ Ronald Reuss                                       /s/ Douglas White

Ronald Reuss                                           Douglas White
Portfolio Manager                                      Portfolio Manager


PORTFOLIO COMPOSITION BY STATE
As a percentage of total assets on September 30, 1996.

[GRAPH]

MUNICIPAL DERIVATIVE SECURITIES (INVERSE FLOATERS) ACCOUNT FOR 10% OF THE FUND'S TOTAL ASSETS.


PORTFOLIO COMPOSITION BY RATING
As a percentage of total assets on September 30, 1996.

AAA                        56%
AA                         11%
A                          12%
BBB                         2%
Non-Rated                  17%
Other Assets                2%


                 3  1996 Annual Report - Tax-Exempt Income Funds

[PHOTO]
DOUGLAS WHITE, CFA
shares responsibility for the management of Minnesota Tax-Exempt Fund. He has 13 years of financial experience.


MINNESOTA TAX-EXEMPT FUND

November 14, 1996

DEAR SHAREHOLDERS:

MINNESOTA TAX-EXEMPT FUND ACHIEVED A 6.24%* TOTAL RETURN FOR THE ONE-YEAR PERIOD ENDED SEPTEMBER 30, 1996. This return included reinvested distributions, but not the fund's sales charge. The fund's return compared favorably to the Lipper Minnesota Municipal Bond Funds Average+ return of 5.21% and the Lehman Brothers Municipal Bond Index** return of 6.04% for the same one-year period. A good environment for municipal bonds provided a positive backdrop for the fund during the year. Municipals have been outperforming taxable bonds for the past several quarters, largely due to subsiding fears of tax reform and the proposed flat tax, which would have had a negative effect on tax-free bonds. This, combined with a reduced supply of new issues and favorable after-tax yields, allowed municipal bonds to perform relatively well in a time of economic uncertainty. We'll review other factors that contributed to the fund's positive performance below.

THE FUND'S AGGRESSIVE EFFECTIVE DURATION(***) POSITION BENEFITED PERFORMANCE DURING A TIME OF FALLING INTEREST RATES IN LATE 1995, BUT IT HAD A NEGATIVE EFFECT IN EARLY 1996. Longer duration can lead to more net asset value volatility, but it can also mean more income, and that extra income helped this fund during the year. For much of the reporting period, we kept the fund's duration at a more aggressive level than that of the Lehman benchmark.(***) Later, economic uncertainty resulted in rates fluctuating within a relatively narrow range, and we took steps to shorten the duration somewhat.

INCOME FROM INVERSE FLOATING RATE MUNICIPAL SECURITIES(***) HELPED THE FUND DURING THE FISCAL YEAR. As of September 30, 1996, the fund's position in inverse floaters was about 9% of total assets. Inverse floaters' coupons(***) have an inverse relationship with market interest rates. They tend to exhibit more


FUND PERFORMANCE THROUGH SEPTEMBER 30, 1996*

Growth of $10,000 Invested Since Inception

[GRAPH]

** AN UNMANAGED INDEX THAT INCLUDES NO EXPENSES OR TRANSACTION CHARGES, MEASURING PERFORMANCE FOR THE INVESTMENT-GRADE MUNICIPAL BOND MARKET.

+ THE AVERAGE TOTAL RETURN OF SIMILAR FUNDS AS CHARACTERIZED BY LIPPER ANALYTICAL SERVICES.



Average Annualized Total Returns
Includes 4% maximum sales charge.

One Year . . . . . . . . . . .  1.99%
Five Years . . . . . . . . . .  6.28%
Since Inception (7/11/88). . .  7.03%

DURING SOME PERIODS, THE FUND'S ADVISER WAIVED OR PAID CERTAIN FUND EXPENSES AND/OR THE FUND'S DISTRIBUTOR VOLUNTARILY LIMITED 12b-1 FEES FOR THE FUND. OTHERWISE, THE AVERAGE ANNUALIZED TOTAL RETURNS WOULD HAVE BEEN 1.89% ONE YEAR, 6.18% FIVE YEARS AND 6.84% SINCE INCEPTION. ALL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AND THE FUND'S 4% SALES CHARGE.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

ALL FUND AND BENCHMARK RETURNS INCLUDE REINVESTED DISTRIBUTIONS.

                 4  1996 Annual Report - Tax-Exempt Income Funds

[PHOTO]
RONALD REUSS
shares responsibility for the management of Minnesota Tax-Exempt Fund. He has 27 years of financial experience.


MINNESOTA TAX-EXEMPT FUND (CONTINUED)


price volatility; however, they also have provided more income than traditional municipal bonds. When interest rates fell late in 1995, the value of these inverse floaters and their coupons increased. Conversely, when rates rose in early 1996, these securities dropped in value and their coupons fell somewhat. As rates fluctuated during the year, the price volatility of these securities hasn't had a significant impact on the fund; however, the extra income they've produced has helped its performance.

THE FUND SOLD SOME OF ITS HOLDINGS IN LONG DURATION ZERO-COUPON BONDS(***) DURING THE PERIOD.
Zero-coupon bonds are among the most volatile fixed income securities. As such, a reduction in these holdings is an efficient method of reducing the fund's overall duration and, therefore, its price volatility. While we had only slightly reduced the fund's position in zero-coupon bonds as of September 30, 1996 (from 8% to 7% of the portfolio), we plan further reductions in the near future.

IN THE COMING MONTHS, WE ANTICIPATE STABLE, AND POSSIBLY LOWER, INTEREST RATES. WE BELIEVE THE FUND IS PREPARED TO BENEFIT FROM THAT TYPE OF ENVIRONMENT. We've positioned the fund's call protection(***) at about 10 years, which will allow it to maintain a relatively high income stream if rates fall. Also, as always, we will focus on credit analysis of the municipal bonds the fund purchases. The federal government has passed more financial responsibility to state and local entities, and we will be watching for any resulting improvements or downgrades in bond ratings. This will be critical for any municipal bond fund, and we will continue to apply our proprietary credit analysis to all of the fund's holdings.

Thank you for investing in Minnesota Tax-Exempt Fund. We are dedicated to serving your financial needs and look forward to helping you reach your goals.

Sincerely,


/s/ Ronald Reuss                                       /s/ Douglas White

Ronald Reuss                                           Douglas White
Portfolio Manager                                      Portfolio Manager


PORTFOLIO COMPOSITION BY SECTOR

As a percentage of total assets on September 30, 1996.

[GRAPH]

MUNICIPAL DERIVATIVE SECURITIES (INVERSE FLOATERS) ACCOUNT FOR 9% OF THE FUND'S TOTAL ASSETS.


PORTFOLIO COMPOSITION BY RATING
As a percentage of total assets on September 30, 1996.

AAA                        30%
AA                         31%
A                           6%
BBB                         6%
Non-Rated                  26%
Other Assets                1%

                 5  1996 Annual Report - Tax-Exempt Income Funds

            Financial Statements

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  September 30, 1996
 ..................................................................

                                                                NATIONAL       MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   -------------

ASSETS:
Investment in securities, at market value* (note 2) ........  $46,434,123    $125,399,664
Cash in bank on demand deposit .............................       91,012         114,626
Receivable for fund shares sold ............................       29,380           2,721
Other assets ...............................................        2,181           5,741
Accrued interest receivable ................................      730,591       1,980,577
                                                              ------------   -------------
  Total Assets .............................................   47,287,287     127,503,329
                                                              ------------   -------------

LIABILITIES:
Dividends payable to shareholders ..........................      207,267         565,918
Payable for investment securities purchased ................           --         981,095
Payable for investment securities purchased on a when-issued
  basis ....................................................    1,042,440              --
Payable for fund shares redeemed ...........................       75,786         206,432
Accrued investment management fee ..........................       18,961          51,529
Accrued distribution fee ...................................        7,938          21,573
                                                              ------------   -------------
  Total Liabilities ........................................    1,352,392       1,826,547
                                                              ------------   -------------
Net assets applicable to outstanding capital stock .........  $45,934,895    $125,676,782
                                                              ------------   -------------
                                                              ------------   -------------

REPRESENTED BY:
Capital stock - authorized 10 billion shares for each fund
  of $0.01 par value; outstanding, 4,247,615 and 11,537,228
  shares, respectively .....................................  $    42,476    $    115,372
Additional paid-in capital .................................   44,348,202     121,089,166
Distributions in excess of net investment income ...........       (8,860)        (20,407)
Accumulated net realized gain on investments ...............       56,742          55,068
Unrealized appreciation of investments .....................    1,496,335       4,437,583
                                                              ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $45,934,895    $125,676,782
                                                              ------------   -------------
                                                              ------------   -------------

Net asset value per share of outstanding capital stock .....  $     10.81    $      10.89
                                                              ------------   -------------
                                                              ------------   -------------

* Investments in securities, at identified cost ............  $44,937,788    $120,962,081
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

6                                      1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For The Year Ended September 30, 1996
 ..................................................................

                                                                NATIONAL      MINNESOTA
                                                               TAX-EXEMPT     TAX-EXEMPT
                                                                  FUND           FUND
                                                              ------------   ------------

INCOME:
Interest ...................................................  $ 3,196,094    $ 8,298,156

EXPENSES (NOTE 5):
Investment management fee ..................................      258,789        660,926
Distribution fee ...........................................      154,705        395,328
Custodian and accounting fees ..............................       51,450        113,868
Transfer agent and dividend disbursing agent fees ..........       33,052         46,173
Registration fees ..........................................       15,982         18,366
Reports to shareholders ....................................       15,374         15,300
Directors' fees ............................................        2,791          2,791
Audit and legal fees .......................................       35,871         37,314
Other expenses .............................................       13,788         19,581
                                                              ------------   ------------
  Total expenses ...........................................      581,802      1,309,647
Less expenses waived by the distributor ....................      (46,920)      (120,108)
                                                              ------------   ------------

  Net expenses before expenses paid indirectly .............      534,882      1,189,539
Less expenses paid indirectly ..............................       (3,813)        (7,624)
                                                              ------------   ------------

  Total net expenses .......................................      531,069      1,181,915
                                                              ------------   ------------

  Net investment income ....................................    2,665,025      7,116,241
                                                              ------------   ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................    1,251,613      1,622,750
Net change in unrealized appreciation or depreciation of
  investments ..............................................     (591,728)      (730,954)
                                                              ------------   ------------

  Net gain on investments ..................................      659,885        891,796
                                                              ------------   ------------

  Net increase in net assets resulting from operations .....  $ 3,324,910    $ 8,008,037
                                                              ------------   ------------
                                                              ------------   ------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

7                                      1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                NATIONAL TAX-EXEMPT FUND       MINNESOTA TAX-EXEMPT FUND
                                                              ----------------------------   -----------------------------
                                                               Year Ended      Year Ended     Year Ended      Year Ended
                                                                 9/30/96        9/30/95         9/30/96         9/30/95
                                                              -------------   ------------   -------------   -------------

OPERATIONS:
Net investment income ......................................   $ 2,665,025    $  3,205,862   $  7,116,241    $   8,194,043
Net realized gain (loss) on investments ....................     1,251,613        (286,382)     1,622,750          594,780
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (591,728)      2,746,079       (730,954)       5,979,488
                                                              -------------   ------------   -------------   -------------

  Net increase in net assets resulting from operations .....     3,324,910       5,665,559      8,008,037       14,768,311
                                                              -------------   ------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................    (2,646,973)     (3,195,698)    (7,047,814)      (8,169,500)
                                                              -------------   ------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
Proceeds from sales ........................................     4,822,153       7,261,365      7,476,545       10,065,315
Shares issued for reinvestment of distributions ............     2,646,937       1,894,074      7,110,996        6,920,383
Payments for shares redeemed ...............................   (19,272,785)    (22,514,103)   (23,728,087)     (52,194,970)
                                                              -------------   ------------   -------------   -------------
  Decrease in net assets from capital share transactions ...   (11,803,695)    (13,358,664)    (9,140,546)     (35,209,272)
                                                              -------------   ------------   -------------   -------------
  Total decrease in net assets .............................   (11,125,758)    (10,888,803)    (8,180,323)     (28,610,461)

Net assets at beginning of year ............................    57,060,653      67,949,456    133,857,105      162,467,566
                                                              -------------   ------------   -------------   -------------

Net assets at end of year ..................................   $45,934,895    $ 57,060,653   $125,676,782    $ 133,857,105
                                                              -------------   ------------   -------------   -------------
                                                              -------------   ------------   -------------   -------------

Distributions in excess of net investment income ...........   $    (8,860)   $    (18,052)  $    (20,407)   $     (68,427)
                                                              -------------   ------------   -------------   -------------
                                                              -------------   ------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

8                                      1996 Annual Report - Tax-Exempt Funds

             Notes to Financial Statements
--------------------------------------------------

(1) ORGANIZATION
 ................................................................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including National Tax-Exempt
                      Fund and Minnesota Tax-Exempt Fund (the funds), which are classified as diversified and nondiversified series, respectively. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      National Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by states, territories and possessions of the United States, the District of Columbia or their agencies, instrumentalities and political subdivisions. These may include municipal derivative securities.

                      Minnesota Tax-Exempt Fund invests primarily in investment-grade or comparable quality municipal bonds, notes and tax-free municipal leases issued by the state of Minnesota, its agencies, instrumentalities and political subdivisions, and certain securities of U.S. territorial possessions. These may include municipal derivative securities.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
 ................................................................................
                      INVESTMENTS IN SECURITIES
                      The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

                      Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur, if the Company's management determines for any other reason that valuations provided by the pricing service are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

--------------------------------------------------------------------------------

9  1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each fund maintains, in segregated accounts with the custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of each fund's net asset value if the funds make such purchases while remaining substantially fully invested. As of September 30, 1996, National Tax-Exempt Fund had outstanding when-issued or forward-commitments of $1,042,440.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments have been made as follows:

                                                 NATIONAL    MINNESOTA
                                                 TAX-EXEMPT  TAX-EXEMPT
                                                  FUND         FUND
                                                 -------     --------
Increase distributions in excess of net
  investment income .........................    $8,860      $20,407
Increase accumulated net realized gain on
  investments ...............................    $8,860      $20,407

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared daily and paid monthly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares.

--------------------------------------------------------------------------------

10  1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) INVESTMENT SECURITY TRANSACTIONS
 ................................................................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities for the year ended September 30, 1996, were as follows:

                                                   NATIONAL        MINNESOTA
                                                  TAX-EXEMPT       TAX-EXEMPT
                                                     FUND             FUND
                                                 ------------     ------------
Purchases ...................................    $ 21,973,034     $ 44,844,833
Proceeds from sales .........................    $ 32,091,071     $ 54,624,455

                      For the year ended September 30, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(4) CAPITAL SHARE TRANSACTIONS
 ................................................................................
                      Transactions in shares of each fund for the years ended September 30, 1996, and 1995, were as follows:

                                                  NATIONAL        MINNESOTA
                                                 TAX-EXEMPT      TAX-EXEMPT
                                                    FUND            FUND
                                                 -----------     -----------
1996:
  Sold ......................................       449,319         682,698
  Issued for reinvested distributions .......       243,960         650,478
  Redeemed ..................................    (1,782,195)     (2,173,520)
                                                 -----------     -----------
    Decrease ................................    (1,088,916)       (840,344)
                                                 -----------     -----------
                                                 -----------     -----------
1995:
  Sold ......................................       713,082         987,596
  Issued for reinvested distributions .......       183,824         659,450
  Redeemed ..................................    (2,212,011)     (5,070,335)
                                                 -----------     -----------
    Decrease ................................    (1,315,105)     (3,423,289)
                                                 -----------     -----------
                                                 -----------     -----------

(5) EXPENSES
 ................................................................................
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated
                      (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.50% of the first $250 million in net assets, 0.45% of the next $250 million and 0.40% of net assets in excess of $500 million.

--------------------------------------------------------------------------------

11  1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

                      Each fund also pays Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, a monthly fee for providing shareholder services and distribution-related services. The fee is limited to an annual rate of 0.30% of average daily net assets for each fund and includes 0.25% payable as a servicing fee and 0.05% payable as a distribution fee. For the year ended September 30, 1996, Piper Jaffray voluntarily agreed to limit the fee to an annual rate of 0.22% of each fund's average daily net assets.

                      The company has also entered into shareholder servicing agreements under which Piper Jaffray and Piper Trust Company perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust Company for providing these services, are equal to an annual rate of $7.50 per active shareholder account and $1.60 per closed account. For the year ended September 30, 1996, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                 NATIONAL     MINNESOTA
                                                 TAX-EXEMPT   TAX-EXEMPT
                                                   FUND         FUND
                                                 --------     --------
Piper Jaffray ...............................    $13,073      $23,612
Piper Trust .................................         --           --
                                                 --------     --------
                                                 $13,073      $23,612
                                                 --------     --------
                                                 --------     --------

                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the funds.

                      Sales charges received by Piper Jaffray for distributing the funds' shares were $35,016 and $138,945 for National Tax-Exempt Fund and Minnesota Tax-Exempt Fund, respectively, for the year ended September 30, 1996.

--------------------------------------------------------------------------------

12  1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

(6) FINANCIAL HIGHLIGHTS
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      NATIONAL TAX-EXEMPT FUND

                                                             Fiscal year ended September 30,
                                                 -------------------------------------------------------
                                                  1996        1995        1994        1993        1992
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $ 10.69     $ 10.22     $ 11.76     $ 10.94     $ 10.51
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................       0.56        0.60        0.57        0.61        0.66
  Net realized and unrealized gains (losses)
    on investments ..........................       0.12        0.47       (1.21)       0.94        0.43
                                                 -------     -------     -------     -------     -------
    Total from operations ...................       0.68        1.07       (0.64)       1.55        1.09
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income ................      (0.56)      (0.60)      (0.57)      (0.61)      (0.66)
  From net realized gains on investments ....         --          --       (0.33)      (0.12)         --
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....      (0.56)      (0.60)      (0.90)      (0.73)      (0.66)
                                                 -------     -------     -------     -------     -------
Net asset value, end of period ..............    $ 10.81     $ 10.69     $ 10.22     $ 11.76     $ 10.94
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return(a) .............................       6.42%      10.30%      (5.72)%     14.76%      10.68%
Net assets at end of period (in millions) ...    $    46     $    57     $    68     $    79     $    59
Ratio of expenses to average daily net
  assets(b) .................................       1.03%       1.01%       0.93%       0.94%       0.94%
Ratio of net investment income to average
  daily net assets(b) .......................       5.15%       5.37%       5.25%       5.42%       6.13%
Portfolio turnover rate (excluding short-term
  securities) ...............................         43%         28%         65%         43%         35%

(A) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B) DURING THE YEARS REFLECTED ABOVE, THE ADVISOR AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 1.13%/5.05%, 1.09%/5.29%, 1.03%/5.15%, 1.04%/5.32%, AND 1.10%/5.97% IN FISCAL 1996,
     1995, 1994, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------

13  1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

(6) FINANCIAL HIGHLIGHTS
   (CONTINUED)
 ................................................................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      MINNESOTA TAX-EXEMPT FUND

                                                             Fiscal year ended September 30,
                                                 -------------------------------------------------------
                                                  1996        1995        1994        1993        1992
                                                 -------     -------     -------     -------     -------
PER-SHARE DATA
Net asset value, beginning of period ........    $ 10.81     $ 10.28     $ 11.43     $ 10.79     $ 10.46
                                                 -------     -------     -------     -------     -------
Operations:
  Net investment income .....................       0.59        0.66        0.61        0.62        0.64
  Net realized and unrealized gains (losses)
    on investments ..........................       0.07        0.53       (0.95)       0.68        0.33
                                                 -------     -------     -------     -------     -------
    Total from operations ...................       0.66        1.19       (0.34)       1.30        0.97
                                                 -------     -------     -------     -------     -------
Distributions to shareholders:
  From net investment income(a) .............      (0.58)      (0.66)      (0.61)      (0.62)      (0.64)
  From net realized gains on investments ....         --          --       (0.20)      (0.04)         --
                                                 -------     -------     -------     -------     -------
    Total distributions to shareholders .....      (0.58)      (0.66)      (0.81)      (0.66)      (0.64)
                                                 -------     -------     -------     -------     -------
Net asset value, end of period ..............    $ 10.89     $ 10.81     $ 10.28     $ 11.43     $ 10.79
                                                 -------     -------     -------     -------     -------
                                                 -------     -------     -------     -------     -------
SELECTED INFORMATION
Total return(b) .............................       6.24%      11.38%      (3.14)%     12.52%       9.56%
Net assets at end of period (in millions) ...    $   126     $   134     $   162     $   169     $   132
Ratio of expenses to average daily net
  assets(c) .................................       0.90%       0.91%       0.89%       0.91%       0.93%
Ratio of net investment income to average
  daily net assets(c) .......................       5.38%       5.80%       5.61%       5.62%       6.00%
Portfolio turnover rate (excluding short-term
  securities) ...............................         35%         30%         44%         29%         35%

(A) AMOUNTS INCLUDED IN DISTRIBUTIONS FROM NET INVESTMENT INCOME THAT ARE TAXABLE FOR FEDERAL INCOME TAX PURPOSES ARE $0.003 PER SHARE FOR FISCAL 1992.
(B) TOTAL RETURN IS BASED ON THE CHANGE IN NET ASSET VALUE DURING THE PERIOD, ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(C) DURING THE YEARS REFLECTED ABOVE, THE ADVISOR AND DISTRIBUTOR VOLUNTARILY WAIVED FEES AND EXPENSES. HAD THE FUND PAID ALL EXPENSES AND THE MAXIMUM DISTRIBUTION FEE BEEN IN EFFECT, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE DAILY NET ASSETS WOULD HAVE BEEN AS FOLLOWS: 0.99%/5.29%, 0.99%/5.72%, 0.99%/5.51%, 1.00%/5.53%, AND 1.01%/5.92% IN FISCAL 1996,
     1995, 1994, 1993, AND 1992, RESPECTIVELY. BEGINNING IN FISCAL 1995 THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.

--------------------------------------------------------------------------------

14  1996 Annual Report - Tax-Exempt Funds

                           Investments in Securities
--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND                                        September 30, 1996
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (89.6%):
  CALIFORNIA (5.3%):
    State General Obligation, 5.63%, 9/1/24                $ 2,500,000      $  2,454,975
                                                                            ------------

  COLORADO (2.3%):
    Montrose County Health Care Facilities, 8.25%,
      11/1/19 ...........................................    1,000,000         1,049,880
                                                                            ------------

  FLORIDA (0.7%):
    Clay County Industrial Development Revenue, 6.40%,
      3/1/11 ............................................      300,000(e)        317,502
                                                                            ------------

  GEORGIA (6.1%):
    Municipal Electrical Authority, 6.40%, 1/1/13 .......    1,500,000         1,636,050
    State General Obligation, 6.75%, 9/1/10                  1,000,000         1,140,900
                                                                            ------------
                                                                               2,776,950
                                                                            ------------

  ILLINOIS (7.9%):
    Board of Governors, State College and University,
      7.55%-7.70%, 2/1/16-2/1/22 ........................      425,000           465,739
    Development Financial Authority, 7.38%, 7/1/21 ......      500,000           554,385
    Rock Island Nursing Home Revenue, 7.00%-7.20%,
      6/1/06-6/1/13 .....................................    1,500,000         1,550,284
    State Toll Highway Authority, 6.30%, 1/1/12 .........    1,000,000         1,074,790
                                                                            ------------
                                                                               3,645,198
                                                                            ------------

  INDIANA (9.3%):
    Elberfeld J H Castle School Building Corporation,
      Zero-Coupon, 6.30%, 7/15/07 .......................      500,000(b)        278,115
    Hammond School Building Corporation, 6.00%,
      1/15/13 ...........................................    1,000,000         1,029,100
    Lake County Redevelopment Authority, 6.50%,
      2/1/16 ............................................      800,000           866,624
    Municipal Power Agency, 6.00%, 1/1/11-1/1/12 ........    2,000,000         2,100,910
                                                                            ------------
                                                                               4,274,749
                                                                            ------------

  LOUISIANA (0.7%):
    St. Charles Parish Pollution Control Revenue, 8.00%,
      12/1/14 ...........................................      300,000           330,894
                                                                            ------------

  MICHIGAN (5.3%):
    Hospital Financing Authority-Metropolitan Hospital,
      5.88%, 7/1/18 .....................................    1,100,000         1,072,225
    Romulus County Schools, 5.13%, 5/1/17                    1,475,000         1,383,948
                                                                            ------------
                                                                               2,456,173
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  MINNESOTA (9.7%):
    Brooklyn Center Health Care Facility, 7.60%,
      12/1/18 ...........................................  $   400,000      $    415,792
    Fergus Falls Health Care Facility, 7.00%, 11/1/19 ...      500,000           502,935
    Glencoe Hospital Revenue, 6.75%, 4/1/16 .............      485,000           481,004
    Hopkins Multifamily Housing Revenue, 6.25%,
      4/1/15 ............................................      500,000           513,095
    Roseville Housing Facilities, 7.13%, 10/1/13 ........    1,000,000         1,035,410
    St. Anthony Multifamily Revenue, 6.25%, 11/20/25 ....    1,000,000         1,020,630
    St. Paul Housing-Como Lake Project, 7.50%, 3/1/26 ...      500,000(f)        478,750
                                                                            ------------
                                                                               4,447,616
                                                                            ------------

  MONTANA (0.6%):
    Sidney Nursing Home, 9.00%, 6/1/11 ..................      250,000           270,900
                                                                            ------------

  NEVADA (0.5%):
    Sparks Redevelopment Agency, 8.10%, 3/1/07 ..........      200,000           210,206
                                                                            ------------

  NEW MEXICO (7.6%):
    Mortgage Finance Authority, 6.20%-6.40%, 7/1/15 .....    3,350,000         3,497,393
                                                                            ------------

  NORTH DAKOTA (8.5%):
    Mercer County Pollution Control Revenue, 7.20%,
      6/30/13 ...........................................    3,300,000         3,900,897
                                                                            ------------

  SOUTH DAKOTA (4.8%):
    Housing Development Authority, 6.65%, 5/1/14 ........    1,135,000         1,188,958
    State Health and Education Facilities, 6.00%,
      7/1/14 ............................................    1,000,000         1,018,470
                                                                            ------------
                                                                               2,207,428
                                                                            ------------

  TEXAS (4.7%):
    Austin Employment Commission, 8.10%-8.45%,
      8/1/01-8/1/08 .....................................      440,000           453,005
    Carrolton Independent School District, 5.70%,
      2/15/17 ...........................................    1,000,000           994,210
    Fort Bend Independent School District, 5.00%,
      2/15/14 ...........................................      500,000           465,600
    Harts Bluff Independent School District, 8.60%-8.80%,
      11/15/98-11/15/00 .................................      100,000           101,037
    Houston Employment Commission, 7.85%-8.05%,
      5/1/04-5/1/07 .....................................      135,000           137,224
                                                                            ------------
                                                                               2,151,076
                                                                            ------------

  UTAH (3.0%):
    Carbon County Road Improvement Revenue, 7.90%,
      8/1/04 ............................................      300,000           314,388
    Intermountain Power Agency, 6.50%, 7/1/11 ...........    1,000,000(g)      1,056,040
                                                                            ------------
                                                                               1,370,428
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

15                                     1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

NATIONAL TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
  WASHINGTON (5.8%):
    Grant County Public Utilities District, 5.70%,
      1/1/15 ............................................  $ 1,000,000      $    995,970
    King County School District, 5.55%, 12/1/11 .........    1,000,000         1,001,030
    Public Power Supply System, 7.13%, 7/1/16 ...........      600,000           680,820
                                                                            ------------
                                                                               2,677,820
                                                                            ------------

  WISCONSIN (6.8%):
    Dallas Nursing Home Revenue, 6.25%, 5/1/19 ..........    1,020,000           989,125
    State Health Facilities Authority-Franciscan
      Hospital, 6.13%, 11/15/15                              2,000,000         2,019,100
    Watertown Community Development Authority, 8.50%,
      3/1/19 ............................................       95,000           100,625
                                                                            ------------
                                                                               3,108,850
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $39,927,381) .............................                     41,148,935
                                                                            ------------

MUNICIPAL DERIVATIVE SECURITIES (10.4%):
    Illinois Health Facilities Authority, inverse
      floater, 9.59%, 6/19/15 ...........................    1,000,000(c)      1,122,500
    Rochester, Minnesota, Health Care Facility Authority,
      inverse floater, 8.07%, 11/15/15 ..................    1,000,000(c)      1,028,750
    Montana State Health Facility Authority, inverse
      floater, 6.83%, 2/25/25 ...........................    1,850,000(c)      1,523,938
    North Central Texas Health Facility, inverse floater,
      9.60%, 6/22/21 ....................................    1,000,000(c)      1,110,000
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $4,510,407)  .............................                      4,785,188
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

MUNICIPAL SHORT-TERM SECURITIES (1.1%):
  NEW YORK (1.1%):
    New York General Obligation, Series B, 4.00%,
      10/1/20-8/15/21 ...................................  $   500,000(d)   $    500,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $500,000) ................................                        500,000
                                                                            ------------

      Total Investments in Securities
        (cost: $44,937,788) (h) .........................                   $ 46,434,123
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD
     ON THE DATE OF PURCHASE.
(C)  INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
     INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A
     DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE
     SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1996.
(D)  VARIABLE DEMAND RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET
     CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON SEPTEMBER 30, 1996. THE
     MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(E)  SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE
     SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
     CONSIDERED ILLIQUID BY THE ADVISER.
(F)  CURRENTLY NON-INCOME PRODUCING AND CONSIDERED ILLIQUID BY THE ADVISER.
(G)  THE TOTAL COST OF SECURITIES PURCHASED ON A WHEN-ISSUED BASIS WAS
     $1,042,440 AT SEPTEMBER 30, 1996.
(H)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $44,930,104. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,644,156
      GROSS UNREALIZED DEPRECIATION ......      (140,137)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,504,019
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

16                                     1996 Annual Report - Tax-Exempt Funds

                           Investments in Securities
--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND                                       September 30, 1996
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (89.7%):
  EDUCATION REVENUE (5.5%):
    Higher Education Facility-Augsburg College, 6.25%,
      5/1/23 ............................................  $ 1,500,000      $  1,515,300
    Higher Education Facility-Carleton College, 5.75%,
      11/1/12 ...........................................    1,050,000         1,072,040
    Higher Education Facility-St. Benedict College,
      6.20%-6.38%, 3/1/14-3/1/20 ........................    1,400,000         1,418,912
    Higher Education Facility-University of St. Thomas,
      5.63%, 10/1/16-10/1/21 ............................    2,000,000         1,968,255
    Higher Education Facility-Vermillion Community
      College, 6.00%, 1/1/13 .                                 890,000           899,976
                                                                            ------------
                                                                               6,874,483
                                                                            ------------

  ELECTRIC REVENUE (7.1%):
    Southern Municipal Power Agency, 5.00%-5.75%,
      1/1/12-1/1/18 .....................................    1,850,000         1,788,311
    Southern Municipal Power Agency, Zero-Coupon,
      6.20%-6.85%, 1/1/19-1/1/23 ........................   21,800,000(b)      5,489,748
    Western Municipal Power Agency, 5.50%-9.75%,
      1/1/12-1/1/16 .....................................    1,410,000         1,589,218
                                                                            ------------
                                                                               8,867,277
                                                                            ------------

  GENERAL OBLIGATIONS (33.5%):
    Burnsville Independent School District, 4.88%-5.13%,
      2/1/13-2/1/17 .....................................    3,450,000         3,235,182
    Chaska Independent School District, 5.88%-6.00%,
      2/1/11-2/1/16 .....................................    9,690,000         9,954,212
    Eden Prairie Independent School District, 5.10%,
      2/1/11-2/1/12 .....................................    1,650,000         1,592,749
    Hawley Independent School District, 5.75%, 2/1/14 ...    1,500,000         1,499,055
    Long Prairie Independent School District, 5.00%,
      4/1/12-4/1/14 .....................................    1,500,000         1,413,345
    Mahtomedi Independent School District, 5.75%,
      2/1/17 ............................................    1,000,000         1,008,800
    Milaca Independent School District, 5.45%, 2/1/16 ...    1,735,000         1,729,726
    Minneapolis and St. Paul Metropolitan Council, 5.60%,
      6/1/15 ............................................    2,400,000         2,408,448
    Minneapolis Capital Appreciation, Series A,
      Zero-Coupon, 5.70%-5.75%, 12/1/09-12/1/12 .........    3,420,000(b)      1,563,077
    Minneapolis General Obligation, 5.20%, 3/1/13 .......      400,000           387,828
    Minneapolis Sports Arena Project, 5.10%-5.13%,
      4/1/13-10/1/20 ....................................    2,250,000         2,140,913
    North Branch Independent School District, 5.60%,
      2/1/13 ............................................    1,500,000         1,505,325
    North St. Paul Independent School District, 5.00%,
      2/1/15 ............................................    2,925,000         2,723,643
    North St. Paul Maplewood Independent School District,
      5.85%, 5/1/17 .....................................      500,000           507,850

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Prior Lake Independent School District, 5.25%,
      2/1/15 ............................................  $ 2,335,000      $  2,245,756
    Rochester Independent School District, 5.25%,
      2/1/14 ............................................    1,000,000           974,940
    Rosemount Independent School District, Zero-Coupon,
      5.99%-6.00%, 3/1/07-3/1/08 ........................    2,450,000(b)      1,360,019
    South Washington Independent School District, 5.85%,
      6/1/15 ............................................      500,000           508,205
    St. Paul Independent School District, 5.25%-5.90%,
      2/1/13-2/1/15 .....................................    2,000,000         1,990,480
    St. Paul Independent School District, Zero-Coupon,
      7.06%, 7/1/12 .....................................      650,000(b)        265,720
    Wayzata Independent School District, 5.95%-6.00%,
      2/1/13-2/1/16 .....................................    3,000,000         3,061,568
                                                                            ------------
                                                                              42,076,841
                                                                            ------------

  HEALTH SERVICE/HMO'S (0.3%):
    Duluth Clinic Health Care Facilities, 6.30%,
      11/1/22 ...........................................      145,000           151,663
    Minneapolis and St. Paul, Health One Obligated Group,
      5.60%, 8/15/12 ....................................      250,000           250,122
                                                                            ------------
                                                                                 401,785
                                                                            ------------

  HOSPITAL REVENUE (11.4%):
    Chisago City Health Facility-Pleasant Heights, 7.30%,
      7/1/25 ............................................      400,000           400,908
    Glencoe Hospital Revenue, 6.75%, 4/1/16 .............    1,100,000         1,090,936
    Mankato Hospital Revenue, Emmanuel, 6.30%, 8/1/22 ...    1,500,000         1,519,530
    Northern Itasca Hospital Revenue, 7.50%-8.00%,
      7/1/03-7/1/11 .....................................      830,000           860,247
    Northfield Hospital Revenue, 7.00%,
      12/1/05-12/1/08 ...................................    1,690,000         1,769,548
    Roseau Hospital District Revenue, 7.20%,
      10/1/11-10/1/13 ...................................      730,000           758,277
    South St. Paul, Healtheast Hospital, 6.75%,
      11/1/09 ...........................................    2,000,000         2,069,760
    St. Cloud Hospital Facility Revenue, 5.00%,
      7/1/12-7/1/15 .....................................    5,000,000         4,656,790
    Worthington Hospital Revenue, 6.50%,
      12/1/10-12/1/12 ...................................    1,230,000         1,243,669
                                                                            ------------
                                                                              14,369,665
                                                                            ------------

  HOUSING REVENUE (15.3%):
    Austin Housing-Courtyard Project, 7.25%, 1/1/26 .....      500,000           501,445
    Coon Rapids, Multifamily Development-Woodland Apts.,
      5.63%, 12/1/09 ....................................    1,020,000         1,024,988
    Dakota County Housing and Redevelopment, 8.10%,
      9/1/12 ............................................      640,000           677,229
    Fairmount Housing-Maplewood Project, 8.50%,
      7/1/15 ............................................      900,000           955,836
    Hopkins Multifamily Housing Revenue, 6.25%,
      4/1/15 ............................................      500,000           513,095
    Maplewood-Hazel Ridge Project, 8.50%-9.25%,
      12/1/97-12/1/00 ...................................      665,000           683,691

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

17                                     1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

MINNESOTA TAX-EXEMPT FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Maplewood-Mounds Park Academy Project, 7.00%,
      9/1/23 ............................................  $ 1,500,000      $  1,543,410
    Minneapolis Community Development Agency, 8.25%,
      6/1/02 ............................................      350,000           374,938
    Minneapolis Housing and Urban Development,
      7.88%-8.25%, 2/1/06-2/1/18 ........................    2,810,000         2,884,667
    Minneapolis Housing Revenue-Seward Towers, 7.38%,
      12/20/30 ..........................................    1,370,000         1,451,036
    Minneapolis Housing-Churchill Apartments, 7.05%,
      10/1/22 ...........................................      750,000           784,470
    Minnetonka Housing Revenue, 7.50%, 12/1/27 ..........      500,000           516,570
    Roseville Housing Facilities, 7.13%, 10/1/13 ........    2,000,000         2,070,820
    St. Anthony Multifamily Revenue, 6.25%, 11/20/25 ....    1,500,000         1,530,945
    St. Cloud Northway Housing Project, 7.50%,
      12/1/18 ...........................................      500,000           527,850
    St. Louis Park, Multifamily Housing Project, 6.25%,
      12/1/28 ...........................................      500,000           505,555
    St. Paul Housing-Como Lake Project, 7.50%, 3/1/26 ...    1,500,000(f)      1,436,250
    St. Paul Multifamily, Peoples Inc., 8.00%,
      12/1/96-12/1/00 ...................................      395,000           396,004
    State Housing and Finance Agency, 7.00%-7.65%,
      7/1/08-8/1/27 .....................................      830,000           874,680
                                                                            ------------
                                                                              19,253,479
                                                                            ------------

  IDR - MISCELLANEOUS PROJECTS (0.6%):
    Duluth Economic Development Revenue, 8.00%,
      2/1/09 ............................................      325,000           369,600
    Shakopee Industrial Development, 5.85%-7.50%,
      12/1/96-12/1/08 ...................................      395,000(e)        418,191
                                                                            ------------
                                                                                 787,791
                                                                            ------------

  LEASING REVENUE (5.7%):
    Hastings Housing and Redevelopment Authority, 6.50%,
      2/1/14 ............................................    1,000,000         1,018,030
    Hennepin County Certificates of Participation,
      6.65%-6.80%, 11/15/08-5/15/17 .....................    3,625,000         3,926,390
    Little Canada Community Development, 7.10%,
      4/1/13 ............................................    1,830,000         1,861,055
    Melrose City Center Project, 7.80%-8.00%,
      2/1/02-8/1/04 .....................................      270,000           287,740
                                                                            ------------
                                                                               7,093,215
                                                                            ------------

  NURSING HOME REVENUE (9.1%):
    Brooklyn Center Health Care Facility, 7.60%,
      12/1/18 ...........................................      900,000           935,532
    Coon Rapids Medical Clinic, 6.00%, 5/1/03 ...........    1,025,000         1,046,874
    Fergus Falls Health Care Facility, 7.00%, 11/1/19 ...    1,000,000         1,005,870
    Glencoe Health Care System, 8.50%, 12/1/15 ..........      575,000           604,854

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    Litchfield Health Care, 8.75%, 8/1/20 .                $   500,000      $    548,575
    Little Canada Presbyterian Home, 7.00%, 7/1/07 ......      700,000           710,654
    Maplewood Health Care Facility, 7.50%, 10/1/24 ......    1,500,000         1,550,355
    Minneapolis, Careview Home Inc., 8.00%, 5/1/21 ......      250,000           260,513
    Plymouth Health Care Facility, 7.50%,
      8/1/14-8/1/24 .....................................    1,600,000         1,657,748
    Red Wing Elderly Housing-River Region, 6.40%,
      9/1/12 ............................................    1,000,000         1,014,370
    Rushford Good Shepard Nursing Home, 9.00%,
      11/1/06 ...........................................      200,000           200,446
    Springfield Nursing Home, 8.50%, 11/1/19 ............      250,000           270,065
    White Bear Lake Care Center, 8.25%, 11/1/12 .........    1,500,000         1,633,320
                                                                            ------------
                                                                              11,439,176
                                                                            ------------

  OTHER REVENUE (1.2%):
    Moorhead Golf Course Revenue, 7.75%, 12/1/15 ........    1,165,000         1,303,344
    Olmsted County Hiawatha Children's Home, 6.50%,
      7/1/16 ............................................      205,000           205,014
                                                                            ------------
                                                                               1,508,358
                                                                            ------------

      Total Municipal Long-Term Securities
        (cost: $109,323,634)  ...........................                    112,672,070
                                                                            ------------

MUNICIPAL DERIVATIVE SECURITIES (8.6%):
    Osseo Independent School District, inverse floater,
      7.55%, 2/1/14 .....................................    3,195,000(c)      3,087,169
    Richfield Independent School District, inverse
      floater, 6.23%, 2/1/15 ............................    2,365,000(c)      2,234,925
    St. Cloud General Obligation, inverse floater, 8.45%,
      8/1/13 ............................................    5,200,000(c)      5,505,500
                                                                            ------------

      Total Municipal Derivative Securities
        (cost: $9,738,447)  .............................                     10,827,594
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (1.6%):
    Mankato General Obligation Sales Tax, 3.60%,
      2/1/18 ............................................      400,000(d)        400,000
    Minneapolis International Center, 3.60%, 9/1/13 .....      800,000(d)        800,000
    Port Authority of Bloomington, 3.90%, 2/1/13 ........      700,000(d)        700,000
                                                                            ------------

      Total Municipal Short-Term Securities
        (cost: $1,900,000)  .............................                      1,900,000
                                                                            ------------

      Total Investments in Securities
        (cost: $120,962,081) (g)  .......................                   $125,399,664
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

18                                     1996 Annual Report - Tax-Exempt Funds

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD
     ON THE DATE OF PURCHASE.
(C)  INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
     INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A
     DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE
     SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON SEPTEMBER 30, 1996.
(D)  VARIABLE DEMAND RATE NOTE. INTEREST RATE VARIES TO REFLECT CURRENT MARKET
     CONDITIONS; RATE SHOWN IS THE EFFECTIVE RATE ON SEPTEMBER 30, 1996. THE
     MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(E)  SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM AND MAY BE
     SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER ACCREDITED INVESTORS.
     CONSIDERED ILLIQUID BY THE ADVISER.
(F)  CURRENTLY NON-INCOME PRODUCING AND CONSIDERED ILLIQUID BY THE ADVISER.
(G)  ON SEPTEMBER 30, 1996, THE COST OF INVESTMENTS IN SECURITIES FOR FEDERAL
     INCOME TAX PURPOSES WAS $120,883,888. THE AGGREGATE GROSS UNREALIZED
     APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS
     COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  5,168,660
      GROSS UNREALIZED DEPRECIATION ......      (652,884)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  4,515,776
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

19                                     1996 Annual Report - Tax-Exempt Funds

             Independent Auditors' Report
--------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      PIPER FUNDS INC.:

                      We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund (funds within Piper Funds Inc.) as of September 30, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

                      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased but not received, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                      In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of National Tax-Exempt Fund and Minnesota Tax-Exempt Fund at September 30, 1996, and the results of their operations, the changes in their net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                      KPMG Peat Marwick LLP
                      Minneapolis, Minnesota
                      November 14, 1996

--------------------------------------------------------------------------------

20  1996 Annual Report - Tax-Exempt Funds

             Federal Income Tax Information
--------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax adviser on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS
                      99.58% and 99.81% qualifying as exempt-interest dividends, respectively

                                                 NATIONAL     MINNESOTA
                                                 TAX-EXEMPT   TAX-EXEMPT
PAYABLE DATE                                       FUND         FUND
---------------------------------------------    --------     --------
October 2, 1995 .............................    $0.0442      $0.0550
November 1, 1995 ............................     0.0441       0.0490
December 1, 1995 ............................     0.0475       0.0513
January 2, 1996 .............................     0.0456       0.0500
February 1, 1996 ............................     0.0457       0.0487
March 1, 1996 ...............................     0.0494       0.0487
April 1, 1996 ...............................     0.0422       0.0474
May 1, 1996 .................................     0.0442       0.0480
June 3, 1996 ................................     0.0473       0.0466
July 1, 1996 ................................     0.0469       0.0478
August 1, 1996 ..............................     0.0470       0.0491
September 3, 1996 ...........................     0.0473       0.0466
                                                 --------     --------
  Total .....................................    $0.5514      $0.5882
                                                 --------     --------
                                                 --------     --------

--------------------------------------------------------------------------------

21  1996 Annual Report - Tax-Exempt Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      DISTRIBUTOR
                      Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND TRANSFER AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      INDEPENDENT AUDITORS
                      KPMG Peat Marwick LLP
                      4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

22   1996 Annual Report - Tax-Exempt Funds

SHAREHOLDER SERVICES

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.


LOW MINIMUM INVESTMENTS
You can open a Piper mutual fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DIVIDENDS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper funds.

* AN INVESTMENT IN A PIPER MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1 PER SHARE.


EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

ACCOUNT PROTECTION
Piper Jaffray is a member of Securities Investor Protection Company (SIPC), which protects securities customers of its members in liquidation up to $500,000 (limited to $100,000 on claims for cash). An explanatory brochure is available from your Investment Executive. Piper Jaffray provides clients who are protected by SIPC with additional protection through The Aetna Casualty and Surety Company. Every Piper Jaffray securities client has protection up to $25 million. Clients with a Piper Jaffray PRIMEor PATPlus account have protection up to $50 million. Both amounts include SIPCprotection. These protection plans do not cover market loss.


                23  1996 Annual Report - Tax-Exempt Income Funds

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                24  1996 Annual Report - Tax-Exempt Income Funds

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GLOSSARY OF TERMS(***)


BENCHMARK
A benchmark is an established basis of comparison for an investment's performance. A benchmark may be an unmanaged market index or a group of similar investments.

CALL PROTECTION
Call protection is the length of time during which a security cannot be redeemed by the issuer. For bonds, long call protection allows a security to maintain its income stream for a longer period of time by keeping issuers from refinancing their bonds during times of falling interest rates. At the same time, long call protection leaves more opportunity for a bond's price to increase in times of decreasing interest rates.

COUPON
Coupon is the interest rate on a bond that the issuer promises to pay to the holder. It is expressed as an annual percentage of face value. It may be fixed until maturity, or it may reset at specific intervals until final maturity of the bond.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

If a fund has an AGGRESSIVE EFFECTIVE DURATION, it means its managers have set a longer duration posture in comparison to the fund's benchmark. A fund with a long effective duration is more sensitive to changing interest rates.

If a fund has a DEFENSIVE EFFECTIVE DURATION, it means its managers have set a shorter duration posture in comparison to the fund's benchmark, to make the fund less sensitive to changing interest rates.

If a fund has a NEUTRAL EFFECTIVE DURATION, the duration is approximately the same as that of its benchmark.

INVERSE FLOATING RATE MUNICIPAL SECURITIES
These securities pay interest at rates that increase or decrease in a multiple of the changes in the market rates paid on related floating rate securities. Like most other fixed income securities, their values will decrease as interest rates increase or increase as interest rates fall. However, inverse floaters may exhibit greater price volatility than the majority of municipal bonds.

OBJECTIVE
A fund's objective is stated in its prospectus. It is the goal (although it is not guaranteed) that a mutual fund pursues. Examples of an investment objective might be long-term capital appreciation or current income.

ZERO-COUPON BOND
A zero-coupon bond is a bond that makes no periodic interest payments. They are generally bought at a deep discount to their maturity value and are redeemed at par or face value.



FOR MORE INFORMATION

BY PHONE[ICON]

1 800 866-7778


FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:

20   for National Tax-Exempt Fund
21   for Minnesota Tax-Exempt Fund


TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.


BY MAIL(***)

Piper Capital Management
Attn: Communications Department
222 South Ninth Street
Minneapolis, MN 55402-3804


In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.


ON-LINE [ICON]

http://www.piperjaffray.com/
money_management/


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[LOGO]              PIPER FUNDS   222 South Ninth Street
                    Minneapolis, MN 55402-3804

                    PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.